Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the previously filed Registration Statements (File Nos. 33-92870, 333-5175, 333-13349 and 333-19361).

                                        /s/ Arthur Andersen LLP


Phoenix, Arizona
March 28, 2002